UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2007

MDWERKS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-118155	33-1095411
(Commission File Number)	(IRS Employer Identification Number)

Windolph Center, Suite I
1020 N.W. 6th Street
Deerfield Beach, FL 33442

(Address of Principal Executive Offices)

(954) 389-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 28, 2007, we received net proceeds of $1,691,445 in connection with a financing provided by Vicis Capital Master Fund (the “Investor”), an unaffiliated accredited institutional investor. In connection with the financing, pursuant to the terms of a Securities Purchase Agreement, we issued 200 shares of Series B Convertible Preferred Stock (a “Series B Preferred Stock”), a seven year Series F Warrant to purchase 1,500,000 shares of our common stock at a price of $2.25 per share and a seven year Series G Warrant to purchase 1,000,000 shares of our common stock at a price of $2.50 per share. As security for our obligations, we, along with our subsidiaries, MDwerks Global Holdings, Inc., Xeni Medical Systems, Inc., Xeni Financial Services, Corp., Xeni Medical Billing, Corp. and Patient Payment Solutions, Inc. entered into Security Agreements with the Investor, pursuant to which we granted to the Investor a security interest in all of our assets, except for the accounts receivable and certain contract rights of Xeni Financial Services, Corp.

Our subsidiaries, MDwerks Global Holdings, Inc., Xeni Medical Systems, Inc., Xeni Financial Services, Corp., Xeni Medical Billing, Corp. and Patient Payment Solutions, Inc. are also parties to Guaranty Agreements, pursuant to which they have agreed to unconditionally guaranty our obligations under the Series B Preferred Stock and the documents entered into by us in connection the sale of the Series B Preferred Stock.

In connection with the sale of the Series B Preferred Stock, we entered into a Registration Rights Agreement, pursuant to which we agreed to register for resale, the shares of our common stock into which the Series B Preferred Stock is convertible and the shares of our common stock for which the Series F Warrants and the Series G Warrants are exercisable.

In connection with the Sale of the Series B Preferred Stock the Company entered into an Amendment, Consent and Waiver agreement with Gottbetter Capital Master, Ltd.

The following summary description of the material agreements entered into in connection with the transaction described above and the terms of the Series B Preferred Stock is qualified in its entirety by reference to the copies of such material agreements and the Certificate of Designations for the Series B Preferred Stock filed as exhibits to this Current Report on Form 8-K.

Securities Purchase Agreement

The Securities Purchase Agreement by and between Investor and us provides for the sale of (i) 200 shares of Series B Preferred Stock (ii) Series F Warrants to purchase an aggregate of 1,500,000 shares of Common Stock and (iii) Series G Warrants to purchase an aggregate of 1,000,000 shares of Common Stock. Pursuant to the Securities Purchase Agreement, the aggregate purchase price for the Series Preferred Stock, the Series F Warrants and the Series G Warrants was $2 million. Payment was made by $1,691,445 in cash, the conversion of $251,555 in principal and interest of a certain promissory note, dated August 31, 2007, issued by the Company to the Purchaser in the original principal amount of $250,000 and deduction of certain closing expenses.

The Securities Purchase Agreement provides to the Investor, for a period of eighteen months after the closing date, a right of first refusal with respect to subsequent placements of equity or equity equivalent securities by us.

The Securities Purchase Agreement contains certain restrictions on our ability to: (i) declare dividends; (ii) reclassify, combine or reverse split our Common Stock; (iii) incur liens; (iii) incur certain types of indebtedness; (iv) issue classes of securities senior to, or parri passu with, the Series B Preferred Stock; (v) liquidate or sell a substantial portion of our assets; (vi) enter into transactions that would result in a Change of Control (as defined in the Securities Purchase Agreement); (vi) amend our charter documents in a way that adversely affects the rights of the Investor; (vii) except through Xeni Financial Services, Corp., make loans to, or advances or guarantee the obligations of, third parties; (viii) make intercompany transfers; (ix) engage in transactions with officers, directors, employees or affiliates; (x) divert business to other business entities; (xi) make investments in securities or evidences of indebtedness (excluding of loans made by Xeni Financial Services, Corp.) in excess of $250,000 in a calendar year; and (xii) file registration statements.

Events of default under the Securities Purchase Agreement include: (i) default in the payment of dividends on, or the failure to redeem, the Series B Preferred Stock when due; (ii) failure to perform the covenants contained in the Securities Purchase Agreement or the related transaction documents; (iii) failure to file, or cause to become effective, a registration statement covering the shares of Common Stock underlying the Series F Warrants, the Series G Warrants and the Series B Preferred Stock within the timeframes required by the Registration Rights Agreement or the failure to keep such registration effective as required by the Registration Rights Agreement; (iv) suspension from listing on the OTC Bulletin Board or other exchange for 10 consecutive trading days; (v) the failure to timely deliver shares of Common Stock upon conversion of the Series B Preferred Stock or exercise of the Series F Warrants or the Series G Warrants; (vi) default in the payment of indebtedness in excess of $250,000; (vii) a judgment entered against us in excess of $250,000; and (viii) insolvency, bankruptcy and similar circumstances.

The Securities Purchase Agreement also contains customary representations, warranties, covenants and indemnification provisions for transactions of the type entered into between the Company and Investor.

Series B Preferred Stock

The Certificate of Designations, which designates the rights, preferences, privileges and terms of the Series B Preferred Stock (the “Certificate of Designations”) provides that the Series B Preferred Stock will rank senior to other classes of Common Stock and preferred Stock that are currently outstanding as to distributions of assets upon liquidation, dissolution or winding up, and as to payment of dividends on shares of equity securities.

Each share of Series B Preferred Stock is entitled to cumulative dividends at the annual rate of 8% of the stated value of the Series B Preferred Stock The stated value of each share of Series B Preferred Stock is $10,000. Dividends are payable in cash or additional shares of Series B Preferred Stock.

Each share of Series B Preferred Stock is convertible, at any time, at the option of the holder, into the number of shares of our Common Stock determined by dividing the stated value of the Series B Preferred Stock by the conversion price. The initial conversion price of the Series B Preferred Stock is $2.25 per share.

The conversion price is subject to adjustment for stock splits, dividends, subdivisions, distributions reorganizations and similar transactions. Furthermore, the conversion price is also subject to adjustment in the event of the issuance of securities for a price below the conversion price then in effect or the issuance of convertible securities with an exercise or conversion price that is less than the then current conversion price for the shares of Series B Preferred Stock.

To the extent that any shares of Series B Preferred Stock remain outstanding on September 28th, 2008, each holder thereof shall have the option to either require us to redeem such holder’s shares of Series B Preferred Stock or convert such holder’s shares of Series B Preferred Stock into shares of our Common Stock at the conversion price then in effect.

The Series B Preferred Stock also provides the holders thereof with the option to require us to redeem shares of Series B Preferred Stock in the event of a Change of Control (as defined in the Certificate of Designations).

The Series B Preferred Stock will vote on matters submitted to our stockholders as if the Series B Preferred Stock had been converted into shares of Common Stock pursuant to the terms of the Certificate of Designations. To the extent the holders of Series B Preferred Stock are required to vote separately, as a class, the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock will be required to approve the matter to be voted upon.

Series F Warrants

The Series F Warrants are exercisable at a price of $2.25 per share for a period of seven years from the date of issuance. The Series F Warrants may be exercised on a cashless basis. The exercise price will be subject to adjustment in the event of subdivision or combination of shares of our Common Stock and similar transactions, distributions of assets, issuances of shares of Common Stock with a purchase price below the exercise price of the Series F Warrants, issuances of any rights, warrants or options to purchase shares of our Common Stock with an exercise price below the exercise price of the Series F Warrants, issuances of convertible securities with a conversion price below the exercise price of the Series F Warrants.

Series G Warrants

The Series G Warrants are exercisable at a price of $2.50 per share for a period of seven years from the date of issuance. The Series G Warrants may be exercised on a cashless basis. The exercise price will be subject to adjustment in the event of subdivision or combination of shares of our Common Stock and similar transactions, distributions of assets, issuances of shares of Common Stock with a purchase price below the exercise price of the Series G Warrants, issuances of any rights, warrants or options to purchase shares of our Common Stock with an exercise price below the exercise price of the Series G Warrants, issuances of convertible securities with a conversion price below the exercise price of the Series G Warrants.

Security Agreement

We, along with our subsidiaries MDwerks Global Holdings, Inc., Xeni Medical Systems, Inc., Xeni Financial Services, Corp., Xeni Medical Billing, Corp. and Patient Payment Solutions, Inc., entered into Security Agreements with the Investor. The Security Agreements provide for liens in favor of the Investor on all of our assets, including the assets of each of our subsidiaries, except for the accounts receivable and certain contract rights of Xeni Financial Services, Corp.

 Guaranty Agreement

Our subsidiaries, MDwerks Global Holdings, Inc., Xeni Medical Systems, Inc., Xeni Financial Services, Corp., Xeni Medical Billing, Corp. and Patient Payment Solutions, Inc. entered into Guaranty Agreements with the Investor, pursuant to which they have agreed to unconditionally guaranty our obligations under the Series B Preferred Stock and the documents entered into by us in connection with the sale of the Series B Preferred Stock.

Registration Rights Agreement

We entered into a Registration Rights Agreement with the Investor. The Registration Rights Agreement requires us to file a registration statement covering the resale of the shares underlying the Series B Preferred Stock, the Series F Warrants and the Series G Warrants before September 28, 2008 (the “Filing Date”). We are required to cause such registration statement to become effective on or before the date which is 120 calendar days after the Filing Date. In addition to it being an event of default under the Securities Purchase Agreement, if we fail to file such registration statement in the time frame required, fail to cause it to become effective in the time frame required, or fail to maintain the effectiveness of the registration statement as required by the Registration Rights Agreement, we will be required to pay a cash penalty in the amount of 2% of the aggregate stated value of the Series B Preferred Stock for each month, or part thereof, that the registration statement is not filed or effective, as the case may be. The cash penalty is limited to 15% of the aggregate stated value of the Series B Preferred Stock.

The Registration Rights Agreement also provides for piggyback registration rights.

Amendment, Consent & Waiver Agreement

In connection with the transactions described above, we entered into an Amendment, Consent and Waiver Agreement with Gottbetter Capital Master, Ltd. (“Gottbetter”), whereby, among other things: (i) Gottbetter consented to the transactions described above, (ii) Gottbetter agreed to delay, until February 1, 2008, principal payments under the Senior Secured Convertible Note issued by the Corporation to Gottbetter on October 19, 2006 (the “October Note”) and under the Senior Secured Convertible Note issued by the Corporation to Gottbetter on November 9, 2006 (the “November Note”), (iii) Gottbetter agreed that its right of first refusal with respect to subsequent financings will be on a pro rata, pari passu basis with Vicis and (v) Gottbetter released its security interest in certain collateral of Xeni Financial Services, Corp.

Series D Warrant

In consideration of Gottbetter entering into the Amendment, Consent and Waiver Agreement, we issued to Gottbetter a Series D Warrant to purchase 500,000 shares of our Common Stock. The Series D Warrant is exercisable at a price of $2.25 per share for a period of five years from the date of issuance. The Series D Warrant may be exercised on a cashless basis. The exercise price will be subject to adjustment in the event of subdivision or combination of shares of our common stock and similar transactions, distributions of assets, issuances of shares of common stock with a purchase price below the exercise price of the Series D Warrant, issuances of any rights, warrants or options to purchase shares of our common stock with an exercise price below the exercise price of the Series D Warrant, issuances of convertible securities with a conversion price below the exercise price of the Series D Warrant.

Amended & Restated Notes

In order to memorialize the extension of the principal payment date to February 1, 2008 in the October Note and the November Note, we issued to Gottbetter an amended and restated October Note and an amended and restated November Note.

Item 3.02 Unregistered sales of Equity Securities.

Item 1.01 above is incorporated into this Item 3.02 by reference.

Each of Investor and Gottbetter is an “accredited investor,” as defined in Regulation D under the Securities Act of 1933, as amended, or the Securities Act. None of the Series B Preferred Stock, the Series F Warrant, the Series G Warrant, the Series D Warrant or the shares of our common stock underlying such securities were registered under the Securities Act, or the securities laws of any state and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.

We made this determination with respect to the sale of the Series B Preferred Stock, the Series F Warrant, the Series G Warrant based on the representations of the Investor, and we made this determination with respect to the issuance of the Series D Warrant based on the representations of Gottbetter, which included, in pertinent part, that the entity acquiring the securities described above is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and that such entity was acquiring the securities it was acquiring for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution, and that such entity understood such securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Thus, the Series B Preferred Stock, the Series F Warrant, the Series G Warrant and the Series D Warrant and shares of common stock underlying such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
3.1	Certificate of Designations designating the rights, preferences, privileges and restrictions on the Series B Preferred Stock.

4.1	Securities Purchase Agreement by and between Investor and MDwerks, Inc.

4.2	Series F Warrant to purchase shares of Common Stock at a price of $2.25 per share

4.3	Series G Warrant to purchase shares of Common Stock at a price of $3.25 per share

4.4	Registration Rights Agreement between MDwerks, Inc. and Investor

10.1	Guaranty issued to Investor by Xeni Financial Services, Corp.

10.2	Guaranty issued to Investor by Xeni Medical Billing, Corp.

10.3	Guaranty issued to Investor by MDwerks Global Holdings, Inc.

10.4	Guaranty issued to Investor by Xeni Medical Systems, Inc.

10.5	Guaranty issued to Investor by Patient Payment Solutions, Inc.

10.6	Security Agreement entered into by and between Investor and MDwerks, Inc.

10.7	Security Agreement entered into by and between Investor and Xeni Medical Billing, Corp.

10.8	Security Agreement entered into by and between Investor and MDwerks Global Holdings, Inc.

10.9	Security Agreement entered into by and between Investor and Xeni Medical Systems, Inc.

10.10	Security Agreement entered into by and between Investor and Xeni Financial Services, Corp.

10.11	Security Agreement entered into by and between Investor and Patient Payment Solutions, Inc.

10.12	Amendment, Consent and Waiver Agreement entered into by and between Gottbetter Capital Master, Ltd and MDwerks, Inc.

10.13	Amended and Restated Senior Secured Note[1]

10.14	Amended and Restated Senior Secured Note[2]

99.1	Press Release dated October 2, 2007

1.	Reflects an amendment and restatement of the Senior Secured Note originally issued on October 19, 2006.

2.	Reflects an amendment and restatement of the Senior Secured Note originally issued on November 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MDWERKS, INC.

Dated: October 2, 2007	By:	/s/ Howard B. Katz
Howard B. Katz
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Designations designating the rights, preferences, privileges and restrictions on the Series B Preferred Stock.

4.1	Securities Purchase Agreement by and between Investor and MDwerks, Inc.

4.2	Series F Warrant to purchase shares of Common Stock at a price of $2.25 per share

4.3	Series G Warrant to purchase shares of Common Stock at a price of $3.25 per share

4.4	Registration Rights Agreement between MDwerks, Inc. and Investor

10.1	Guaranty issued to Investor by Xeni Financial Services, Corp.

10.2	Guaranty issued to Investor by Xeni Medical Billing, Corp.

10.3	Guaranty issued to Investor by MDwerks Global Holdings, Inc.

10.4	Guaranty issued to Investor by Xeni Medical Systems, Inc.

10.5	Guaranty issued to Investor by Patient Payment Solutions, Inc.

10.6	Security Agreement entered into by and between Investor and MDwerks, Inc.

10.7	Security Agreement entered into by and between Investor and Xeni Medical Billing, Corp.

10.8	Security Agreement entered into by and between Investor and MDwerks Global Holdings, Inc.

10.9	Security Agreement entered into by and between Investor and Xeni Medical Systems, Inc.

10.10	Security Agreement entered into by and between Investor and Xeni Financial Services, Corp.

10.11	Security Agreement entered into by and between Investor and Patient Payment Solutions, Inc.

10.12	Amendment, Consent and Waiver Agreement entered into by and between Gottbetter Capital Master, Ltd and MDwerks, Inc.

10.13	Amended and Restated Senior Secured Note[1]

10.14	Amended and Restated Senior Secured Note[2]

99.1	Press Release dated October 2, 2007

1.	Reflects an amendment and restatement of the Senior Secured Note originally issued on October 19, 2006.

2.	Reflects an amendment and restatement of the Senior Secured Note originally issued on November 9, 2006.